UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2015

TECUMSEH PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)

Michigan	001-36417	38-1093240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5683 Hines Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500

(not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 5, 2015, Tecumseh Products Company (the “Company”), a Michigan corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MA Industrial JV LLC (“Parent”), a Delaware limited liability company, and MA Industrial Sub Inc. (“Sub”), a newly-formed Michigan corporation and a wholly-owned subsidiary of Parent. Pursuant to the Merger Agreement and upon the terms and subject to the conditions thereof, Sub will, and Parent will cause Sub to, commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares, no par value per share, of the Company (the “Shares”), at a purchase price of $5.00 for each Share, net to the selling shareholder in cash, without interest (such price or such higher price per Share as may be paid in the Offer, the “Offer Price”).

     The Merger Agreement provides that the Offer will commence on or after the date that is 14 days after the date of the Merger Agreement, but in no event later than 10 business days following such date, and will remain open for at least twenty business days, subject to possible extension in accordance with the terms set forth in the Merger Agreement. Pursuant to the Merger Agreement, after consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Sub shall merge with and into the Company (the “Merger”), with the Company surviving as the wholly-owned subsidiary of Parent. At the effective time of the Merger, each issued and outstanding Share (other than Shares owned by the Company as treasury stock and Shares owned by Parent or Sub) shall be canceled and converted into the right to receive the Offer Price in cash, without interest. If Sub holds 90% or more of the outstanding Shares immediately prior to the Merger, it may effect the Merger without a meeting of the Company’s shareholders in accordance with the Michigan Business Corporation Act.

     The Merger Agreement contains representations, warranties and covenants of the parties customary for transactions of this type. During the period beginning on the date of the Merger Agreement and ending on the date that is 30 days after the date of the Merger Agreement (the “Go Shop Period”), the Company is permitted to solicit or initiate discussions with third parties regarding other proposals to acquire the Company. After the end of the Go Shop Period, the Company has agreed to (i) cease any ongoing discussions and negotiations with any third party with respect to acquisition proposals and (ii) not solicit or initiate discussions with third parties regarding other proposals to acquire the Company and it has agreed to certain restrictions on its ability to respond to such proposals, in each case subject to certain limited exceptions to allow for the fulfillment of certain fiduciary requirements of the Company’s board of directors. The Merger Agreement also contains termination provisions for the Company and Parent and provides that, in connection with the termination of the Merger Agreement, (i) the Company may be required to pay Parent a termination fee of $3,828,088.57 or $3,588,833.03, and (ii) Parent may be required to pay the Company a termination fee of $4,785,110.71, in each case, depending on the circumstances of the termination. The party entitled to a termination fee may elect, as its sole and exclusive remedy against the party obligated to pay the termination fee, either (i) to terminate the Agreement and receive the applicable termination fee or (ii) to elect not to terminate the Agreement and obtain an equitable remedy of specific performance, except in the case of fraud or intentional breach.

     Pursuant to the Merger Agreement, the Company granted Sub an irrevocable option (the “Top-Up Option”), to purchase the aggregate number of newly-issued Shares that, when added to the number of Shares owned by Parent and Sub at the time of such exercise, constitutes one share more than ninety percent (90%) of the Shares outstanding immediately after such exercise. The per share exercise price of the Top-Up Option is equal to the Offer Price. The number of Shares subject to the Top-Up Option is limited to the aggregate number Shares held as authorized but unissued Shares at the time of exercise. The Top-Option will terminate concurrently with the termination of the Merger Agreement.

The Offer is subject to the satisfaction or waiver of a number of customary conditions set forth in the Merger Agreement, including that there shall have been validly tendered and not validly withdrawn prior to the expiration of the Offer, when added to the number of Shares directly or indirectly owned by Parent or Sub, a majority of the Shares then outstanding and the expiration or termination of applicable waiting periods under the applicable anti-trust laws.

     The Merger Agreement provides that all options to purchase Shares that are outstanding immediately prior to the Effective Time, whether vested or unvested, will be canceled at the Effective Time in exchange for a cash payment equal to the excess of the Offer Price over the exercise price of the option, multiplied by the number of Shares underlying the option, provided that if the per share exercise price of any option equals or exceeds the Offer Price, such option shall be cancelled without any payment. All stock appreciation rights (“SARs”) or phantom shares (whether vested or unvested) that are outstanding immediately prior to the Effective Time will be canceled and terminated as of the Effective Time in exchange for a cash payment equal to the aggregate number of shares that were subject to such SAR or phantom share immediately prior to the Effective Time multiplied by the Offer Price, less, in the case of a SAR, the per share exercise price of such SAR, provided that if the per share exercise price of any SAR equals or exceeds the Offer Price, such SARs shall be canceled without any payment. Each Company restricted stock unit or any deferred stock unit outstanding immediately prior to the Effective Time will be canceled and terminated as of the Effective Time and as consideration for such cancelation and termination, each holder of such RSU or DSU shall receive an amount equal to the number of Shares subject to such RSU or DSU immediately prior to the Effective Time multiplied by the Offer Price.

The payment and performance of Parent’s and Sub’s obligations under the Merger Agreement have been guaranteed by Atlas Capital Resources II LP and Atlas Capital Resources (P) II LP, on the one hand, and Mueller Industries, Inc., on the other hand, pursuant to a Guarantee, which is attached as Exhibit 10.1 to this report and is incorporated in this report by reference.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated in this report by reference. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Sub.

Item 7.01	Regulation FD Disclosure.
On August 5, 2015, we issued a press release regarding the item described in Item 1.01. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 4, 2015, the Company amended its by-laws to provide for a forum selection in the state of Michigan (the “Amendment”) for any derivative actions, actions asserting breach of fiduciary duty, actions arising pursuant to any provision of the Michigan Business Corporation Act, the Company’s Articles of Incorporation or Bylaws, or actions asserting claims otherwise governed by the internal affairs doctrine. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3(ii) hereto and incorporated herein by reference.

Item 8.01	Other Events.
On August 5, 2015, the Company and Parent issued a joint press release, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference in this report, announcing the execution of the Merger Agreement.

NOTICES
Important Information About the Tender Offer
This report is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding Company common shares described in this Form 8-K has not commenced. At the time the tender offer is commenced, Parent and Sub will file a Tender Offer Statement on Schedule TO with the SEC and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to the Company’s security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.

Some of the statements in this report are forward-looking statements. Forward-looking statements include statements regarding the intent, belief or current expectations of us or our management, including statements preceded by, followed by or including forward-looking terminology such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “plan,” “intend,” “propose,” “estimate,” “continue,” “predict” or similar expressions, with respect to various matters. Such forward-looking statements include the Company’s decision to enter into an agreement to be acquired by Parent, the ability of the Company and Parent to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the Merger Agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. Some or all of the results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include, but are not limited to, the expected timetable for completing the proposed transaction, the risk and uncertainty in connection with a strategic alternative process, our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation, our ability to develop successful new products in a timely manner, current and future global or regional political and economic conditions and the condition of credit markets, which may magnify other risk factors, the success of our effort to effectively improve productivity and restructure our operations to reduce costs and bring them in line with projected production levels and product mix, the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized, loss of, or substantial decline in sales to, any of our key customers, increased or unexpected product warranty claims, actions of competitors in markets with intense competition, financial market changes, including fluctuations in foreign currency exchange rates and interest rates, the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations, local governmental, environmental, trade and energy regulations, availability and volatility in the cost of materials, particularly commodities, including steel, copper and aluminum, whose cost can be subject to significant variation, significant supply interruptions or cost increases, loss of key employees and other labor matters, the extent of any business disruption caused by work stoppages initiated by organized labor unions, risks relating to our information technology systems or failures of third-party technology service providers, impact of future changes in accounting rules and requirements on our financial statements, default on covenants of financing arrangements and the availability and terms of future financing arrangements, reduction or elimination of credit insurance, potential political and economic adversities that could adversely affect anticipated sales and production; in India, potential military conflict with neighboring countries that could adversely affect anticipated sales and production, weather conditions affecting demand for replacement products, and the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this report, and we undertake no obligation to update or revise the forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is filed with this report:

The following exhibits are filed with this report:
Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 5, 2015, by and among Tecumseh Products Company, MA Industrial Holdings, LLC and MA Industrial Sub Inc.

3(ii)	Amendment to the Amended and Restated Bylaws of Tecumseh Products Company.

10.1
Guarantee, dated as of August 5, 2015, by Atlas Capital Resources II LP and Atlas Capital Resources (P) II LP, on the one hand, and Mueller Industries, Inc., on the other hand, in favor of Tecumseh Products Company.

99.1	Joint Press Release issued by MA Industrial JV LLC and Tecumseh Products Company, dated August 5, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY (registrant)

Date:	August 5, 2015	By	/s/ Janice E. Stipp
Janice E. Stipp, Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 5, 2015, by and among Tecumseh Products Company, MA Industrial Holdings, LLC and MA Industrial Sub Inc.

3(ii)	Amendment to the Amended and Restated Bylaws of Tecumseh Products Company.

10.1
Guarantee, dated as of August 5, 2015, by Atlas Capital Resources II LP and Atlas Capital Resources (P) II LP, on the one hand, and Mueller Industries, Inc., on the other hand, in favor of Tecumseh Products Company.

99.1	Joint Press Release issued by MA Industrial JV LLC and Tecumseh Products Company, dated August 5, 2015.